Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Stephen T. Weber, President of Driehaus Mutual Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 5, 2026	/s/ Stephen T. Weber
Stephen T. Weber, President
(Principal Executive Officer)

I, Robert M. Kurinsky, Vice President and Treasurer of Driehaus Mutual Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 5, 2026	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(Principal Financial Officer)